UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

______________________________

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

______________________________

Date of report (Date of earliest event reported): July 20, 2006

BRIDGE STREET FINANCIAL, INC.
(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation)	000-50105 (Commission File Number)	13-4217332 (IRS Employer Identification No.)

300 State Route 104
Oswego, New York 13126
(Address of principal executive offices) (Zip Code)

(315) 343-4100
(Registrant’s telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[   ]   Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[X]   Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[   ]   Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[   ]   Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01     Other Events.

On July 20, 2006, Alliance Financial Corporation (“Alliance”) and Bridge Street Financial, Inc. (“Bridge Street”) issued a joint press release announcing a special meeting of each company’s stockholders to be held on September 20, 2006 in order to vote on the proposed merger of Bridge Street with and into Alliance. July 24, 2006 has been set as the record date for each stockholder meeting.

The press release is attached hereto as Exhibit 99.1.

Item 9.01     Financial Statements and Exhibits

(d) The following exhibits are included with this Current Report on Form 8-K:

Exhibit No.	Description
99.1	Press Release dated July 20, 2006

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

            BRIDGE STREET FINANCIAL, INC.

            By: /s/ Eugene R. Sunderhaft
            Name: Eugene R. Sunderhaft
            Title:   Senior Vice President and Chief Financial Officer

Date: July 21, 2006

EXHIBIT INDEX

Exhibit No.	Description
99.1	Press Release dated July 20, 2006